UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Vista Outdoor Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Vista Way Anoka, Minnesota		55303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2024, in recognition of the contributions of certain executive officers of Vista Outdoor Inc. (the “Company”) to the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 15, 2023, among the Company, Revelyst, Inc., CSG Elevate II Inc., CSG Elevate III Inc. and, solely for purposes of certain provisions, Czechoslovak Group a.s. and that certain Separation Agreement, dated as of October 15, 2023, between the Company and Revelyst Inc. and to incentivize and retain such executive officers as the Company explores alternatives for Revelyst and other strategic alternatives in order to maximize the value for stockholders, the Board of Directors of the Company approved incentive awards in the amount of $500,000 to each of Andrew J. Keegan, Mark R. Kowalski, Jeffrey A. Ehrich and Y. Jung Choi.  The incentive awards are payable 25% upon the grant date, with the remainder payable on completion of a strategic alternative, subject to the executive officer’s continued employment through such date.  If the executive officer is terminated without cause prior to the final payment date, any unpaid amount will become payable within 30 days following such termination.

The foregoing description of the incentive awards does not purport to be complete and is qualified in its entirety by reference to the Form of Transaction Incentive Award Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Transaction Incentive Award Agreement
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

Date: August 9, 2024	By:	/s/ Jung Choi
		Name:	Jung Choi
		Title:	Co-General Counsel & Secretary

Exhibit 10.1

TRANSACTION INCENTIVE AWARD AGREEMENT

THIS TRANSACTION INCENTIVE AWARD AGREEMENT (this “Agreement”) is entered into as of [●] between [COMPANY NAME] (the “Company”) and [EMPLOYEE NAME] (“Employee”).

RETENTION BONUS

Transaction Incentive Award.  Subject to the terms and conditions set forth in this Agreement, Employee shall be entitled to receive a one-time transaction incentive award in the amount of $[●] (the “Incentive Award”), subject to applicable withholdings and deductions, from the Company in accordance with the following provisions.

Payment of Incentive Award.

(a)          The Incentive Award shall be paid in two installment payments.  The first installment will be 25% of the total incentive award and paid on the next regular payroll date following [●]. The second installment will be 75% of the total incentive award and will be paid on a regular payroll date within 30 days following the effective date of the completion of a strategic transaction as determined by the Vista Outdoor Board of Directors (the “Final Payment Date”).

(b)          In the event Employee is involuntarily terminated without Cause prior to the Final Payment Date, Employee shall receive any unpaid portion of the Incentive Award in a single lump sum on a regular payroll date within 30 days following such termination.

(c)          In the event Employee is terminated by the Company for Cause or voluntarily resigns prior to the Final Payment Date, he or she shall forfeit any payments hereunder that he or she has not received.

MISCELLANEOUS

Cause. For purposes of this Agreement, “Cause” shall mean any one or more of the following: (i)  Employee’s failure to perform his or her duties of employment; (ii) Employee’s engaging in an act of dishonesty, wrongdoing or moral turpitude; (iii) Employee’s failure to comply with any confidentiality, non-solicitation, or non-competition agreement or other obligations he or she has to protect customer trade secrets or confidential or proprietary information; or (iv) Employee’s violation of any Company policy or rule.

Tax Matters. The Company does not make any representation as to the federal, state, local, or jurisdictional tax consequences that may result from receipt of payment under this Agreement. This Agreement shall be administered and interpreted in all respects in a manner such that it is exempt from section 409A of the Internal Revenue Code of 1986, as amended (“Code”) as a short-term deferral within the meaning thereof and, if such exemption is not possible, that it complies with section 409A of the Code.

Amendment and Termination. This Agreement may only be amended or terminated through express written agreement of the parties.

Nonalienation of Benefits. Except as expressly provided herein, Employee shall not have the power or right to transfer, alienate, or otherwise encumber Employee’s interest under this Agreement.

Withholding Taxes. The Company may make such provisions and take such action as it deems necessary or appropriate for the withholding of any taxes which it is required by any law or regulation of any governmental authority.

Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota, without reference to the principles of conflict of laws.

At-Will Employment. Nothing about this Agreement shall be construed to change the at-will nature of a US Employee’s employment with the Company and shall in no way limit the Company’s rights to terminate any Employee’s employment. This letter shall not constitute evidence of any contract of employment.

IN WITNESS WHEREOF, the parties have executed this Transaction Incentive Award Agreement on the date first above written.

[COMPANY NAME]

By:
	Name:	[Manager First and Last Name]
	Title:	[Manager Title]

[EMPLOYEE]

By:
	Name:	[Employee First and Last Name]